Net earnings (loss) per share	12 Months Ended
Dec. 31, 2024
Disclosure of earnings per share [Abstract]
Net earnings (loss) per share [Text Block]

22. Net earnings (loss) per share

	2024	2023
	$	$

Net earnings (loss)	16,267	(37,426)

Basic weighted average number of common shares outstanding (in thousands)	186,290	185,036
Dilutive effect of share options	915	-
Dilutive effect of RSU and DSU	376	-
Diluted weighted average number of common shares	187,581	185,036

Net loss per share
Basic and diluted	0.09	(0.20)

For the year ended December 31, 2024, 53,200 share options were excluded from the computation of diluted earnings per share as their effect was anti-dilutive.

As a result of the net loss for the year ended December 31, 2023, all potentially dilutive common shares are deemed to be antidilutive for the period and thus diluted net loss per share is equal to the basic net loss per share.